About ELEMENTS

ELEMENTS are

Benefits & Risks of ELEMENTS

Benefits:

- Access to New Markets and Strategies
- Portfolio Diversification
- Price Transparency
- Flexibility and Liquidity

Risks:

- No Principal Protection
- Underlying Market Measure Risk
- Concentrated Investment Risk
- Issuer Risk
- Call Risk
- Restrictions on Repurchase by the Issuer
- A Trading Market May Not Develop

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ELEMENTS vs. Comparable Products

ELEMENTS Tax Information

How to Trade ELEMENTS

Press Releases

Webcasts & Webinars

Prospectuses

Featured ELEMENTS Products


Add More Green to Your Portfolio:
Global Warming ELEMENTS ETNs

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About ELEMENTS

ELEMENTS are

Benefits & Risks of ELEMENTS

ELEMENTS vs. Comparable Products

ELEMENTS, index mutual funds and exchange-traded funds (ETFs) all provide investors with exposure to the returns of various underlying market measures. However, ELEMENTS offer different features that may make them a more attractive investment vehicle to certain investors than index mutual funds and ETFs.

Learn More

ELEMENTS Tax Information

How to Trade ELEMENTS

Press Releases

Webcasts & Webinars

Prospectuses

Featured ELEMENTS Products


Add More Green to Your Portfolio:
Global Warming ELEMENTS ETNs

See All Products

ELEMENTS Partners - Index providers

ELEMENTS are exchange-traded notes brought to the market through industry-wide collaboration among **Index Providers**, **Investment Grade Issuers**, **Distributors** and **Securities Exchanges.**

Index Providers develop unique and robust total return market measures to be used in connection with ELEMENTS. Investors will get access to these market measures via ELEMENTS, which are senior unsecured obligations of Investment Grade Issuers. **Distributors** bring ELEMENTS to brokerage firms, so individual investors can easily access ELEMENTS via a broker or financial advisor. All ELEMENTS will be listed on a U.S. **Securities Exchange**.

PDF Version Print All Partners Printable Format

Beeland Interests, Inc.

Beeland Interests, Inc., the publisher of the Rogers International Commodity Index (RICI) and its sub-indices (the Indices), is owned and controlled by James Beeland Rogers, Jr (Jim Rogers.) The RICI and the Indices are overseen and managed by a committee (RICI Committee). Jim Rogers chairs the RICI Committee and controls its decisions. Jim Rogers co-founded the Quantum Fund, a global investment partnership, with George Soros. He taught finance at Columbia University Graduate School of Business and is a media commentator worldwide. He is the author of Adventure Capitalist, Investment Biker and Hot Commodities.

ELEMENTS℠ Linked to the MLCX Biofuels Index (Exchange Series) — Total Return

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

ELEMENTS Indicative Values Returns indicate the change in last reported indicative values at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period.

Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor
The index factor on any given day, other than the final valuation date, will be equal to the closing level of the index on the day divided by the initial index level. The index factor on the final valuation date will equal the average of the closing levels of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing level of the index on the inception date.

ELEMENTS℠ Linked to the MLCX Biofuels Index (Exchange Series) — Total Return

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

ELEMENTS Indicative Values Returns indicate the change in last reported indicative values at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period.

Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor
The index factor on any given day, other than the final valuation date, will be equal to the closing level of the index on the day divided by the initial index level. The index factor on the final valuation date will equal the average of the closing levels of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing level of the index on the inception date.

ELEMENTS℠ Linked to the MLCX Grains Index— Total Return

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

ELEMENTS Indicative Values Returns indicate the change in last reported indicative values at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period.

Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor
The index factor on any given day, other than the final valuation date, will be equal to the closing level of the index on the day divided by the initial index level. The index factor on the final valuation date will equal the average of the closing levels of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing level of the index on the inception date.

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Total Return℠

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

ELEMENTS Indicative Values Returns indicate the change in last reported indicative values at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period.

Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor
The index factor on any given day, other than the final valuation date, will be equal to the closing level of the index on the day divided by the initial index level. The index factor on the final valuation date will equal the average of the closing levels of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing level of the index on the inception date.

ELEMENTS℠ Linked to the Rogers International Commodity Index® – Agriculture Total Return℠

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

ELEMENTS Indicative Values Returns indicate the change in last reported indicative values at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period.

Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor
The index factor on any given day, other than the final valuation date, will be equal to the closing level of the index on the day divided by the initial index level. The index factor on the final valuation date will equal the average of the closing levels of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing level of the index on the inception date.

ELEMENTS℠ Linked to the Rogers International Commodity Index® Energy Total Return℠

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure   Prospectus   Current Offering List   Printable Format

Market Data | Returns | Profile | Components

Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

ELEMENTS Indicative Values Returns indicate the change in last reported indicative values at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period.

Weekly Repurchase Value

Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor

The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor

The index factor on any given day, other than the final valuation date, will be equal to the closing level of the index on the day divided by the initial index level. The index factor on the final valuation date will equal the average of the closing levels of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing level of the index on the inception date.

ELEMENTS℠ Linked to the Rogers International Commodity Index® Metals Total Return℠

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

ELEMENTS Indicative Values Returns indicate the change in last reported indicative values at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period.

Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor
The index factor on any given day, other than the final valuation date, will be equal to the closing level of the index on the day divided by the initial index level. The index factor on the final valuation date will equal the average of the closing levels of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing level of the index on the inception date.

ELEMENTS[SM] Linked to SPECTRUM Large Cap U.S. Sector Momentum Index

ELEMENTS are exchange-traded notes designed to track the return of a specific underlying market measure. ELEMENTS provide convenient access to markets and strategies that may not be readily available to individual investors. After their initial offering, ELEMENTS can be bought and sold through a broker or financial advisor on a U.S. securities exchange.

Product Brochure | Prospectus | Current Offering List | Printable Format

Market Data | Returns | Profile

Index Returns indicates percentage change in the index level expressed as a percentage from the beginning of the relevant period to the end of the relevant period. Index Returns are for illustrative purposes only and do not represent actual ELEMENTS performance. Index Returns do not reflect any fees which would reduce an investor's actual return. Indices are not managed and one cannot invest directly in an index.

ELEMENTS Returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market Returns do not account for brokerage commissions which will reduce actual returns.

ELEMENTS Indicative Values Returns indicate the change in last reported indicative values at or shortly after 4:00 pm Eastern time expressed as a percentage from the beginning of the relevant period to the end of the relevant period.

Weekly Repurchase Value
Weekly Repurchase Value will equal the principal amount of ELEMENTS times the Index Factor on the relevant valuation date times the Fee Factor on the relevant valuation date.

Fee Factor
The fee factor is equal to one minus the product of (i) the annual investor fee and (ii) the number of days elapsed from the inception date to and including the applicable valuation date divided by 365. The annual investor fee is equal to 0.75%.

Index Factor
The index factor on any given day, other than the final valuation date, will be equal to the closing level of the index on the day divided by the initial index level. The index factor on the final valuation date will equal the average of the closing levels of the index for the five trading days prior to and including the final valuation date divided by the initial index level. The initial index level is the closing level of the index on the inception date.